UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 29, 2012

(Date of earliest event reported)

HealthMarkets, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14953	75-2044750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9151 Boulevard 26, North Richland Hills, Texas	76180
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 255-5200

(former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In connection with the April 5, 2006 merger providing for the acquisition of HealthMarkets, Inc. (the “Company”) by affiliates of a group of private equity investors, the Company borrowed $500 million under a term loan facility extended by a group of banks due on April 5, 2012. On February 29, 2012, the Company repaid in full the remaining principal balance plus interest on the term loan in the amount of $363.3 million.

The Company’s related press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by HealthMarkets, Inc. on March 2, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HEALTHMARKETS, INC.

By:	/s/ K. Alec Mahmood
Name: K. Alec Mahmood
Title: Senior Vice President & Chief Financial Officer

Dated: March 2, 2012

Exhibit Index

Exhibit No.	Exhibit

99.1	Press release issued by HealthMarkets, Inc. on March 2, 2012.